SUBSCRIPTION AGREEMENT

                       -----------------------------------
                             CELERITY SYSTEMS, INC.
                       -----------------------------------

          7 % Promissory Notes, each in a principal amount equal to an integral multiple of $50,000, together with the accompanying
                               Royalty Agreements

                       -----------------------------------

To: CELERITY SYSTEMS, INC.

      This Subscription Agreement is made between CELERITY SYSTEMS, INC., a Delaware corporation (the "Company"), and the undersigned prospective purchaser who is subscribing hereby for $____________ aggregate principal amount of the 7 % Promissory Notes being offered by the Company to subscribers in this Offering (the "Notes"). Each Purchaser (as hereinafter defined) will also enter into a Royalty Agreement (the "Royalty Agreement") with the Company, a form of which is attached hereto as Exhibit A, pursuant to which the Company will pay a royalty to each Purchaser with respect to certain sales of the Company's T 6000 digital set top box. The purchase price for each Note (together with the rights under the related Royalty Agreement) shall be equal to the aggregate principal amount of such Note. This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement and the Confidential Private Placement Memorandum dated September 28, 1998, together with any supplements or amendments thereto (the "Memorandum"), relating to an offering (the "Offering") of the Notes.

      In consideration of the Company's agreement to sell the Notes to, and enter into the Royalty Agreement with, the undersigned upon the terms and conditions contained herein, the undersigned agrees and represents as follows:

A. SUBSCRIPTION.

      (1) The undersigned hereby irrevocably subscribes for and agrees to purchase the aggregate principal amount of the Notes indicated on the signature page hereto (and to enter into the Royalty Agreement) for a purchase price equal to such aggregate principal amount. The undersigned encloses herewith a check payable to "Celerity Systems, Inc." (or has made payment by wire transfer of funds in accordance with instructions from the Company) in the full amount of the purchase price of the Notes for which the undersigned is subscribing (the "Payment").

      (2) The undersigned understands that all Payments by check as provided in paragraph 1 above shall be delivered to the Company and, thereafter, each such Payment will be deposited as soon as practicable in a segregated bank account maintained by the Company for the benefit of the undersigned and the other subscribers in the Offering. If the undersigned's subscription is rejected, or if the Offering is withdrawn or terminated, the Payment (or, in the case of rejection of a portion of the undersigned's subscription, the part of the Payment relating to such rejected portion) will be returned promptly, without interest, on the basis described in the Memorandum. The Company expects to hold an initial closing of the Offering (the "Initial Closing") at any time after subscriptions for a minimum of $400,000 aggregate principal amount of Notes have been accepted, to occur no later than the final closing date (the "Final Closing Date"), which is expected to occur on or before November 27, 1998, unless extended by the Company in its sole discretion for up to 30 additional days, on the basis described in the Memorandum. The Company may hold additional interim closings after the Initial Closing. Any such interim closing, together with the Initial Closing are each hereinafter referred to as an "Interim Closing" and shall occur on one or more dates each hereinafter referred to as an "Interim Closing Date." Upon receipt by the Company of the requisite payment for all Notes to be purchased by the subscribers whose subscriptions are accepted (each, a "Purchaser") at any Interim Closing and on the Final Closing Date, the Notes so purchased will be issued to each such Purchaser, and the name of such Purchaser will be registered on the books of the Company as the record owner of the Notes.

      (3) The undersigned hereby acknowledges receipt of a copy of the Memorandum, and hereby agrees to be bound thereby upon the execution and delivery to the Company of the signature page to the undersigned's completed questionnaire (if applicable) submitted by the undersigned (the "Questionnaire") and this Subscription Agreement.

      (4) The undersigned agrees that the Company may, in its sole and absolute discretion, reduce the undersigned's subscription to any aggregate principal amount of Notes in an integral multiple of $50,000 that does not exceed the aggregate principal amount of the Notes hereby applied for without any prior notice to or further consent by the undersigned. The undersigned hereby irrevocably constitutes and appoints the Company and each officer of the Company, each of the foregoing acting singly, in each case with full power of substitution, the true and lawful agent and attorney-in-fact of the undersigned, with full power and authority in the undersigned's name, place and stead, to amend this Subscription Agreement, the Royalty Agreement and the Questionnaire, including in each case the undersigned's signature page thereto, to effect any of the foregoing provisions of this paragraph 4.

B. REPRESENTATIONS AND WARRANTIES

      The undersigned hereby represents and warrants to, and agrees with, the Company as follows:

      (1) The undersigned has been furnished with and has carefully read the Memorandum (including, without limitations all Appendices thereto), and is familiar with and understands the terms of the Offering, including the terms of the Notes and the Royalty Agreement. In evaluating the suitability of an investment in the Offering, the undersigned has not relied upon any representation or other information (whether oral or written) from the Company (or any agent or representative thereof) other than as set forth in the Memorandum. With respect to individual or partnership tax and other tax or economic considerations involved in this investment, the undersigned has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned's professional legal, tax, accounting and financial advisers the suitability of an investment in the Offering for the undersigned's particular tax and financial situation and has determined that the Note and the related Royalty Agreement being subscribed for by the undersigned are a suitable investment for the undersigned.

      (2) The undersigned acknowledges that (i) the undersigned is aware of the right to request copies of any documents, records and books pertaining to this investment and (ii) such documents, records, and books pertaining to this investment which the undersigned requested (including, without limitation, the Memorandum) have been made available for inspection by the undersigned, and the undersigned's attorney, accountant or adviser(s).

      (3) The undersigned and/or the undersigned's adviser(s) has/have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering, and all such questions have been answered to the full satisfaction of the undersigned.

      (4) The undersigned is not subscribing for a Note or entering into the Royalty Agreement as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting.

      (5) The undersigned either: (i) has a pre-existing business relationship with the Company or one of its officers, directors or controlling persons or
(ii) by reason of the undersigned's business or financial experience or the business or financial experience of the undersigned's representatives who are unaffiliated with and who are not compensated by the Company or any affiliate thereof, directly or indirectly, the undersigned or such representatives can be reasonably assumed to have the capacity to protect the undersigned's interests in connection with an investment in a Note.

      (6) If the undersigned is a natural person, the undersigned has reached the age of majority in the state or other jurisdiction in which the undersigned resides, has adequate means of providing for the undersigned's current financial needs and contingencies, is able to bear the substantial economic risks of an investment in a Note (and the related Royalty Agreement) for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment.

      (7) The undersigned or the undersigned's purchaser representative, as the case may be, has such knowledge and experience in financial, tax and business matters so as to enable the undersigned to utilize the information made available to the undersigned in connection with the Offering to evaluate the merits and risks of an investment in a Note (and the related Royalty Agreement) and to make an informed investment decision with respect thereto.

      (8) The undersigned will not sell or otherwise transfer any Note (and the related Royalty Agreement) without registration of such securities under the Securities Act of 1933, as amended (the "Securities Act") and any applicable state or provincial securities laws or an exemption therefrom. Such securities have not been registered under the Securities Act or under the securities laws of any state. The undersigned represents that the undersigned is purchasing a Note (and the related Royalty Agreement) for the undersigned's own account, for investment and not with a view to resale or distribution except in compliance with the Securities Act and such laws. The undersigned has not offered or sold any portion of the Note (or the related Royalty Agreement) being acquired nor does the undersigned have any present intention of dividing such Note (or the related Royalty Agreement) with others or of selling, distributing or otherwise disposing of any portion of such Note (or the related Royalty Agreement) either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance in violation of the Securities Act. THE UNDERSIGNED IS AWARE THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PURSUANT TO RULE 144 PROMULGATED THEREUNDER IS NOT PRESENTLY AVAILABLE; AND, THE COMPANY HAS NO OBLIGATION TO REGISTER THE NOTE SUBSCRIBED FOR HEREUNDER, OR TO MAKE AVAILABLE AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS PURSUANT TO SUCH RULE 144 OR ANY SUCCESSOR RULE FOR RESALE OF THE NOTE.

      (9) The undersigned recognizes that investment in a Note (and the related Royalty Agreement) involves substantial risks, including loss of the entire amount of such investment. Further, the undersigned has carefully read and considered the matters set forth under the caption "Risk Factors" in the Memorandum, and has taken full cognizance of and understands all of the risks related to the purchase of the Note and entering into the Royalty Agreement.

      (10) The undersigned acknowledges that each Note shall be stamped or otherwise imprinted with a legend substantially in the following form:

            THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND NEITHER THIS NOTE, THE PAYEE'S ROYALTY RIGHTS (AS DEFINED BELOW) NOR ANY INTEREST HEREIN OR THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS NOTE, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS NOTE AND THE PAYEE'S ROYALTY RIGHTS MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED

            OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS.

      (11) The undersigned is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act ("Regulation D").

      (12) If this Subscription Agreement is executed and delivered on behalf of a partnership, corporation, trust or estate: (i) such partnership, corporation, trust or estate has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of, this Subscription Agreement and all other agreements and instruments (including, without limitation, the Royalty Agreement) executed and delivered by or on behalf of such partnership, corporation, trust or estate in connection with the purchase of its Note; (b) to delegate authority pursuant to a power of attorney; and (c) to purchase and hold such Note and to enter into the related Royalty Agreement; (ii) the signature of the party signing on behalf of such partnership, corporation, trust or estate is binding upon such partnership, corporation, trust or estate; and (iii) such partnership, corporation or trust has not been formed for the specific purpose of acquiring such Note or the rights under the related Royalty Agreement, unless each beneficial owner of such entity is qualified as an accredited investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act.

      (13) If the undersigned is a retirement plan or is investing on behalf of a retirement plan, the undersigned acknowledges that investment in a Note (and the related Royalty Agreement) poses additional risks including the inability to use losses generated by such an investment to offset taxable income; and

      (14) The undersigned shall indemnify and hold harmless the Company, and each officer, director or control person thereof, who is or may be a party or is or may be threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made or alleged to have been made by the undersigned to the Company (or any agent or representative thereof) or omitted or alleged to have been omitted by the undersigned, concerning the undersigned or the undersigned's authority to invest or financial position in connection with the Offering, including, without limitation, any such misrepresentation, misstatement or omission contained in the Subscription Agreement, the Questionnaire or any other document submitted by the undersigned, against losses, liabilities and expenses for which the Company or any officer, director or control person thereof has not otherwise been reimbursed (including attorneys' fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the Company or such officer, director or control person in connection with such action, suit or proceeding.

C. UNDERSTANDINGS.

      The undersigned understands, acknowledges and agrees with the Company as follows:

      (1) Except as set forth in paragraphs C(12) and C(15) below, the undersigned hereby acknowledges and agrees that the subscription hereunder is irrevocable by the undersigned, that, except as required by law, the undersigned is not entitled to cancel, terminate or revoke this

Subscription Agreement or any agreements of the undersigned hereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the undersigned is more than one person, the obligations of the undersigned hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives and permitted assigns.

      (2) No federal or state agency has made any finding or determination as to the accuracy or adequacy of the Memorandum or as to the fairness of the terms of this Offering for investment nor any recommendation or endorsement of the Note (or the Royalty Agreements).

      (3) The Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the undersigned herein and in the Questionnaire.

      (4) There is no public market for the Notes (or the Royalty Agreements) and no such public or other market may ever develop. There can be no assurance that the undersigned will be able to sell or dispose of the Note (or the related Royalty Agreement). It is understood that in order not to jeopardize the Offering's exempt status under Section 4(2) of the Securities Act and Regulation D thereunder, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

      (5) The undersigned acknowledges that the information contained in the Memorandum or otherwise made available to the undersigned is confidential and non-public and agrees that all such information shall be kept in confidence by the undersigned and neither used by the undersigned for the undersigned's personal benefit (other than in connection with this Subscription) nor disclosed to any third party for any reason; provided, however, that this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (iii) is received from third parties (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any Subscription Agreement entered into with the Company).

      (6) The representations, warranties and agreements of the undersigned contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date of the sale of a Note to the undersigned as if made on and as of such date and shall survive the execution and delivery of this Subscription Agreement, the purchase of a Note and the entering into a Royalty Agreement.

      (7) Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers or controlling persons of the Company, the Company has been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in such Act and is therefore unenforceable to such extent.

      (8) IN MAKING AN INVESTMENT DECISION PURCHASERS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE NOTES AND THE ROYALTY AGREEMENTS HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THE MEMORANDUM OR THIS SUBSCRIPTION AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      (9) THE NOTES AND THE ROYALTY AGREEMENTS MAY NOT BE TRANSFERRED, RESOLD OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION, ORDER OR EXEMPTION THEREFROM. PURCHASERS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

E. MISCELLANEOUS.

      (1) Capitalized terms used in this Subscription Agreement, if not otherwise defined herein, shall have the respective meanings attributed to such terms in the Memorandum. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, impersonal, singular or plural, as the identity of the person or persons may require.

      (2) Except as set forth in paragraphs C(12) and C(15) herein, neither this Subscription Agreement nor any provision hereof shall be waived, modified, changed, discharged, terminated, revoked or canceled except by an instrument in writing signed by the party effecting the same against whom any change, discharge or termination is sought.

      (3) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed: (i) if to the Company, at Celerity Systems, Inc., 1400 Centerpoint Boulevard, Knoxville, Tennessee 37932, Attention: Secretary, at the address contained on page (iii) hereof or (ii) if to the undersigned, at the address for correspondence set forth in the Questionnaire, or at such other address as may have been specified by written notice given in accordance with this paragraph.

      (4) Failure of any party to exercise any right or remedy under this Subscription Agreement or any other agreement between them, or otherwise, or delay by any party in exercising such right or remedy, will not operate as a waiver thereof. No waiver by any party will be effective unless and until it is in writing and signed by such party.

      (5) This Subscription Agreement shall be governed by and shall be construed in accordance with the laws of the State of Delaware, without regard to the conflicts of laws principles of such State. The Company and the Payee each irrevocably consent to the jurisdiction of, and venue in, the courts of the State of Delaware, and of the federal courts located in the State of Delaware, in connection with any action or proceeding arising out of or relating to this Subscription Agreement, any document or instrument delivered pursuant to, in connection with or simultaneously with this Subscription Agreement, or a breach of this Subscription Agreement or any such document or instrument. This Subscription Agreement shall be binding upon the undersigned, the undersigned's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns. If any provision of this Subscription Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

      (6) This Subscription Agreement, the Note purchased by the undersigned and the related Royalty Agreement constitute the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto.

F. EXECUTION OF AGREEMENT BY POWER OF ATTORNEY.

      THE UNDERSIGNED ACKNOWLEDGES THAT THE UNDERSIGNED HAS SIGNED THIS SUBSCRIPTION AGREEMENT ON THE UNDERSIGNED'S OWN BEHALF, AND NOT BY POWER OF ATTORNEY, UNLESS SUCH POWER OF ATTORNEY EXPRESSLY PROVIDES FOR THE FURTHER DELEGATION OF SUCH POWER OF ATTORNEY BY THE HOLDER THEREOF AND, IN SUCH EVENT, THE UNDERSIGNED REPRESENTS THAT ATTACHED HERETO IS A TRUE AND COMPLETE COPY OF SUCH POWER OF ATTORNEY.

G. SIGNATURE

      The signature of this Subscription Agreement is contained as part of the applicable Subscription Package, entitled "Signature Page." Signature of such "Signature Page" constitutes the signature of this Subscription Agreement.

                            A. CELERITY SYSTEMS, INC.

                        INDIVIDUAL INVESTOR QUESTIONNAIRE

                                 -----------------------------------------------
       IMPORTANT:                Investor Name: ________________________________
       Please Complete
                                 Memorandum No. ________________________________
                                  (from the cover of this Subscription Booklet)
                                 -----------------------------------------------

To: Celerity Systems, Inc. (the "Company")

      The information contained in this Questionnaire is being furnished in order to determine whether the undersigned's subscription to purchase a Note (and to enter into the related Royalty Agreement) described in the Confidential Private Placement Memorandum may be accepted.

      ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Notes and the Royalty Agreements are exempt from registration under the Securities Act of 1933, as amended, and meet the requirements of applicable state securities or "blue sky" laws. Further, the undersigned understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities or "blue sky" regulators.

      IN ADDITION TO SIGNING THE SIGNATURE PAGE (PAGE A-5), YOU MUST COMPLETE FORM W-9 FOUND AT SECTION F AT THE END OF THIS SUBSCRIPTION PACKAGE.

--------------------------------------------------------------------------------

      IF YOU ARE PURCHASING NOTES WITH YOUR SPOUSE, YOU MUST BOTH SIGN THE SIGNATURE PAGE (PAGE A-4).

--------------------------------------------------------------------------------

I.    PLEASE INDICATE DESIRED TYPE OF OWNERSHIP OF PROMISSORY NOTES.

      o     Individual

      o     Joint Tenants (rights of survivorship)

      o     Tenants in Common (no rights of survivorship)

II.   PLEASE CHECK ANY OF THE STATEMENTS 1-4 BELOW THAT APPLIES TO YOU.

      o 1. I have an individual net worth* or joint net worth with my spouse in excess of $1,000,000.

      o 2. I have had an individual income* in excess of $200,000 in each of 1996 and 1997, and I reasonably expect an individual income in excess of $200,000 for 1998. NOTE: IF YOU ARE BUYING JOINTLY WITH YOUR SPOUSE, YOU MUST EACH HAVE AN INDIVIDUAL INCOME IN EXCESS OF $200,000 IN EACH OF THESE YEARS IN ORDER TO CHECK THIS BOX.

      o 3. My spouse and I have had a joint income in excess of $300,000 in each of 1996 and 1997, and I reasonably expect a joint income in excess of $300,000 for 1998.

      o     4. I am a director or executive officer of the Company.

III.  OTHER CERTIFICATIONS.

      By signing the Signature Page, I certify the following (or, if I am purchasing Notes with my spouse as co-owner, each of us certifies the following):

      (a)   that I am at least 21 years of age;

      (b) that my purchase of a Note (and entering into the related Royalty Agreement) will be solely for my own account and not for the account of any other person (other than my spouse, if co-owner); and

      (c) that the name, residence address, and social security or taxpayer identification number as set forth in this Questionnaire are true, correct, and complete.

----------
* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

IV.   GENERAL INFORMATION.

      (a)   PURCHASER.

Name:___________________________________________________________________________

Social Security or Taxpayer Identification Number:______________________________

Residence Address:______________________________________________________________
                             (Number and Street)

________________________________________________________________________________
      (City)                        (State)                 (Zip Code)


Residence Telephone Number:_____________________________________________________
                              (Area Code)             (Number)

Business Name and Address:______________________________________________________
                              (Name of Business)

________________________________________________________________________________
                              (Number and Street)

________________________________________________________________________________
      (City)                  (State)                 (Zip Code)

Business Telephone Number:______________________________________________________
                              (Area Code)       (Number)

I prefer to have correspondence sent to: o  Residence o  Business

      (b) SPOUSE, IF CO-OWNER.

Name:___________________________________________________________________________

Social Security or Taxpayer Identification Number:______________________________

Residence Address
(if different from Purchaser's):________________________________________________
                                        (Number and Street)

________________________________________________________________________________
      (City)                  (State)           (Zip Code)

Residence Telephone Number
(if different from
Purchaser's):___________________________________________________________________

                  (Area Code)             (Number)

Business Name and Address
(if different from
Purchaser's):___________________________________________________________________
                                       (Business Name)

________________________________________________________________________________
                                    (Number and Street)

________________________________________________________________________________
      (City)                  (State)           (Zip Code)

Business Telephone Number
(if different from
Purchaser's):___________________________________________________________________
                                    (Area Code)             (Number)

I prefer to have correspondence sent to: o  Residence o  Business

                             CELERITY SYSTEMS, INC.
                            INDIVIDUAL SIGNATURE PAGE

            Your signature on this Individual Signature Page evidences your agreement to be bound by the Questionnaire and the Subscription Agreement.

            The undersigned represents that (a) he/she has read and understands this Subscription Agreement, (b) the information contained in this Questionnaire is complete and accurate and (c) he/she will telephone the Company (contact by collect call at the telephone number contained on page iii hereof) immediately if any material change in any of this information occurs before the acceptance of his/her subscription and will promptly send the Company written confirmation of such change.

__________________________________________      ________________________________
Maximum Principal Amount of the                 Date
 Note Applied For
                                                ________________________________
                                                Signature

                                                ________________________________
                                                Name (Please Type or Print)

                                                ________________________________
                                                Signature of Spouse if Co-Owner

                                                ________________________________
                                                Name of Spouse if Co-Owner
                                                (Please Type or Print)

--------------------------------------------------------------------------------
IF YOU ARE PURCHASING A NOTE WITH YOUR SPOUSE, YOU MUST BOTH SIGN THE SIGNATURE PAGE (PAGE A-5).
--------------------------------------------------------------------------------

            THE NOTES (AND ROYALTY AGREEMENTS) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED UNLESS THE NOTES (AND, IF REQUIRED, THE ROYALTY AGREEMENTS) ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

                            B. CELERITY SYSTEMS, INC.
                            CORPORATION QUESTIONNAIRE

                                 -----------------------------------------------
       IMPORTANT:                Investor Name: ________________________________
       Please Complete
                                 Memorandum No. ________________________________
                                  (from the cover of this Subscription Booklet)
                                 -----------------------------------------------

To: Celerity Systems, Inc. (the "Company")

      The information contained in this Questionnaire is being furnished in order to determine whether the undersigned CORPORATION'S subscription to purchase a Note (and to enter into the related Royalty Agreement) described in the Confidential Private Placement Memorandum may be accepted.

      ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned CORPORATION understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Notes and the Royalty Agreements are exempt from registration under the Securities Act of 1933, as amended, and meet the requirements of applicable state securities or "blue sky" laws. Further, the undersigned CORPORATION understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities and "blue sky" regulators.

      IN ADDITION TO SIGNING THE SIGNATURE PAGE (PAGE B-4), THE UNDERSIGNED CORPORATION MUST COMPLETE FORM W-9 FOUND AT SECTION F AT THE END OF THIS SUBSCRIPTION PACKAGE.

I. PLEASE CHECK ANY OF STATEMENTS 1-4 BELOW THAT APPLIES TO THE CORPORATION.

      o 1. The undersigned CORPORATION: (a) has total assets in excess of $5,000,000; and (b) was not formed for the specific purpose of acquiring a Note and/or entering into a Royalty Agreement.

      o 2. Each of the shareholders of the undersigned CORPORATION is able to certify that such shareholder meets at least one of the following two conditions:

            a. the shareholder is a natural person whose individual net worth* or joint net worth with his or her spouse exceeds $1,000,000; or

----------
* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

            b. the shareholder is a natural person who had an individual income* in excess of $200,000 in each of 1996 and 1997 and who reasonably expects an individual income in excess of $200,000 in 1998.

      o 3. Each of the shareholders of the undersigned CORPORATION is able to certify that such shareholder is a natural person who, together with his or her spouse, has had a joint income in excess of $300,000 in each of 1996 and 1997 and who reasonably expects a joint income in excess of $300,000 during 1998.

      o     4. The undersigned CORPORATION is:

            a.    a bank as defined in Section 3(a)(2) of the Securities Act; or

            b. a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; or

            c. a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or

            d. an insurance company as defined in Section 2(13) of the Securities Act; or

            e. an investment company registered under the Investment Company Act of 1940 or a business development company as defined in
                  Section 2(a)(48) of the Investment Company Act of 1940; or

            f. a small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958; or

            g. a private business development company as defined in Section 202(a) (22) of the Investment Advisers Act of 1940.

--------------------------------------------------------------------------------
IF YOU CHECKED STATEMENT 2 OR STATEMENT 3 IN SECTION I AND DID NOT CHECK STATEMENT 1, YOU MUST PROVIDE A LETTER SIGNED BY AN OFFICER OF THE UNDERSIGNED CORPORATION LISTING THE NAME OF EACH SHAREHOLDER AND THE REASON (UNDER STATEMENT 2 OR STATEMENT 3) WHY SUCH SHAREHOLDER QUALIFIES AS AN ACCREDITED INVESTOR (ON THE BASIS OF NET WORTH, INDIVIDUAL INCOME, OR JOINT INCOME) OR EACH SHAREHOLDER MUST PHOTOCOPY AND COMPLETE SECTION II BELOW.
--------------------------------------------------------------------------------

II. IF YOU CHECKED STATEMENT 2 OR STATEMENT 3 IN I ABOVE, EACH SHAREHOLDER MUST CHECK ANY OF THE STATEMENTS 1-4 BELOW THAT APPLIES TO SUCH SHAREHOLDER AND SIGN BELOW WHERE INDICATED.

      o 1. I have an individual net worth or joint net worth with my spouse in excess of $1,000,000.

      o 2. I have had an individual income in excess of $200,000 in each of 1996 and 1997, and I reasonably expect an individual income in excess of $200,000 for 1998. NOTE: IF YOU ARE BUYING JOINTLY WITH YOUR SPOUSE, YOU MUST EACH HAVE AN INDIVIDUAL INCOME IN EXCESS OF $200,000 IN EACH OF THESE YEARS IN ORDER TO CHECK THIS BOX.

      o 3. My spouse and I have had a joint income in excess of $300,000 in each of 1996 and 1997, and I reasonably expect a joint income in excess of $300,000 for 1998.

      o     4. I am a director or executive officer of the Company.

____________________________               ___________________________
Print Name of Shareholder(s)               Signature of Shareholder(s)

III.  OTHER CERTIFICATIONS.

      By signing the Signature Page, the undersigned certifies the following:

      (a) that the CORPORATION's purchase of a Note (and entering into the related Royalty Agreement) will be solely for the CORPORATION's own account and not for the account of any other person or entity; and

      (b) that the CORPORATION's name, address of principal place of business, place of incorporation, and taxpayer identification number as set forth in this Questionnaire are true, correct, and complete.

IV. GENERAL INFORMATION.

      (a)   PROSPECTIVE PURCHASER (THE CORPORATION)

Name:___________________________________________________________________________

Principal Place of Business:____________________________________________________
                                          (Number and Street)
________________________________________________________________________________
       (City)                       (State)           (Zip Code)

Address for Correspondence (if different):______________________________________
                                                (Number and Street)

________________________________________________________________________________
       (City)                       (State)           (Zip Code)

Telephone Number:_______________________________________________________________
                   (Area Code)                  (Number)

State of Incorporation:_________________________________________________________

Date of Formation:______________________________________________________________

Taxpayer Identification Number:_________________________________________________

Number of Shareholders:_________________________________________________________

      (b) INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE CORPORATION

Name:___________________________________________________________________________

Position or Title:______________________________________________________________

      (c) IF SECTION II HAS BEEN COMPLETED, NAMES OF INDIVIDUAL SHAREHOLDERS WHOSE SIGNATURES MUST APPEAR ON B-4

Name(s) of Shareholders:________________________________________________________

                             CELERITY SYSTEMS, INC.

                           CORPORATION SIGNATURE PAGE

      Your signature on this Corporation Signature Page evidences the agreement by the CORPORATION to be bound by the Questionnaire and the Subscription Agreement.

      1. The undersigned CORPORATION hereby represents that (a) the information contained in this Questionnaire is complete and accurate and (b) the CORPORATION will notify the Company (contact by collect call at the telephone number contained on page (iii) hereof) immediately if any material change in any of the information occurs prior to the acceptance of the undersigned CORPORATION's subscription and will promptly send the Company written confirmation of such change.

      2. The undersigned CORPORATION hereby certifies that it has read and understands this Subscription Agreement.

      3. The undersigned CORPORATION hereby represents and warrants that the person signing this Subscription Agreement on behalf of the CORPORATION has been duly authorized by all requisite action on the part of the CORPORATION to acquire a Note (and enter into the related Royalty Agreement) and sign this Subscription Agreement on behalf of the CORPORATION and, further, that the undersigned CORPORATION has all requisite authority to purchase a Note (and enter into the related Royalty Agreement) and enter into this Subscription Agreement.

__________________________________        ______________________________________
Maximum Principal Amount of the                         Date
 Note Applied For
                                          ______________________________________
                                                    Name of Corporation
                                                   (Please Type or Print)

                                          By:___________________________________
                                                       (Signature)

                                          Name:________________________________
                                                   (Please Type or Print)

                                          Title:________________________________
                                                   (Please Type of Print)

      THE NOTES (AND ROYALTY AGREEMENTS) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED UNLESS THE NOTES (AND, IF REQUIRED, THE ROYALTY AGREEMENTS) ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

                            C. CELERITY SYSTEMS, INC.

                               TRUST QUESTIONNAIRE

                                 -----------------------------------------------
       IMPORTANT:                Investor Name: ________________________________
       Please Complete
                                 Memorandum No. ________________________________
                                  (from the cover of this Subscription Booklet)
                                 -----------------------------------------------

To: Celerity Systems, Inc. (the "Company")

      The information contained in this Questionnaire is being furnished in order to determine whether the undersigned TRUST's subscription to purchase a Note (and to enter into the related Royalty Agreement) described in the Confidential Private Placement Memorandum may be accepted.

      ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned TRUST understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Notes and the Royalty Agreements are exempt from registration under the Securities Act of 1933, as amended, and meet the requirements of applicable state securities or "blue sky" laws. Further, the undersigned TRUST understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities and "blue sky" regulators.

      IN ADDITION TO SIGNING THE SIGNATURE PAGE (PAGE C-4), THE UNDERSIGNED TRUST MUST COMPLETE FORM W-9 FOUND AT SECTION F AT THE END OF THIS SUBSCRIPTION PACKAGE.

--------------------------------------------------------------------------------
NOTE: RETIREMENT PLANS SHOULD COMPLETE THE QUESTIONNAIRE ON PAGES D-1 to D-5.
--------------------------------------------------------------------------------

I.    PLEASE CHECK STATEMENTS 1 OR 2 BELOW, AS APPLICABLE.

      o     1. a. the TRUST has total assets in excess of $5,000,000; and

            b. the TRUST was not formed for the specific purpose of acquiring the Notes and/or entering into the Royalty Agreement; and

            c. the purchase by the TRUST is directed by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Offering.

      o 2. The TRUST is a revocable grantor TRUST which the grantor may revoke at any time without the consent or approval of any other person; the grantor retains sole investment control over the assets of the trust; and

            a. the grantor is a natural person whose individual net worth* or joint net worth with the grantor's spouse exceeds $1,000,000; or

----------

      * For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

            b. the grantor is a natural person who had an individual income* in excess of $200,000 in each of 1996 and 1997 and who reasonably expects an individual income in excess of $200,000 in 1998; or

            c. the grantor is a natural person who, together with his or her spouse, has had a joint income in excess of $300,000 in each of 1996 and 1997 and who reasonably expects a joint income in excess of $300,000 in 1998; or

            d.    the grantor is a director or executive officer of the Company.

--------------------------------------------------------------------------------

      IF THE TRUST IS A REVOCABLE GRANTOR TRUST, EACH GRANTOR MUST PHOTOCOPY AND COMPLETE SECTION II BELOW AND RETURN IT TO THE COMPANY IN THE SAME ENVELOPE WITH THE QUESTIONNAIRE.
--------------------------------------------------------------------------------

II. FOR REVOCABLE GRANTOR TRUSTS ONLY: PLEASE CHECK ANY OF STATEMENTS 1-4 BELOW THAT APPLY TO THE GRANTOR.

      o 1. I have an individual net worth or joint net worth with my spouse in excess of $1,000,000.

      o 2. I have had an individual income in excess of $200,000 in each of 1996 and 1997, and I reasonably expect an individual income in excess of $200,000 for 1998. [NOTE: IF YOU ARE BUYING JOINTLY WITH YOUR SPOUSE, YOU MUST EACH HAVE AN INDIVIDUAL INCOME IN EXCESS OF $200,000 IN EACH OF THESE YEARS IN ORDER TO CHECK THIS BOX.]

      o 3. My spouse and I have had a joint income in excess of $300,000 in each of 1996 and 1997, and I reasonably expect a joint income in excess of $300,000 for 1998.

      o     4. I am a director or executive officer of the Company.

      ________________________                     _______________________
      Print Name of Grantor(s)                     Signature of Grantor(s)

III.  OTHER CERTIFICATIONS.

      By signing the Signature Page, the undersigned certifies the following:

      (a) that the TRUST's purchase of a Note and entering into the related Royalty Agreement will be solely for the TRUST's own account and not for the account of any other person;

      (b) that the TRUST's purchase of a Note and entering into the related Royalty Agreement are within the investment powers and authority of the TRUST (as set forth in the declaration of trust or other governing instrument) and that all necessary consents, approvals, and authorizations for such purchase have been obtained and that each person who signs the Signature Page has all requisite power and authority as trustee to execute this Questionnaire and the Subscription Agreement on behalf of the TRUST;

      (c)   that the TRUST has not been established in connection with either
            (i) an employee benefit plan (as defined in Section 3(3) of Employee Retirement Income Security Act of 1974, as amended ("ERISA") ) , whether or not subject to the provisions of Title I of ERISA, or
            (ii) a plan described in Section 4975(e) (i) of the Internal Revenue Code; and

      (d) that the TRUST's name, address, place of formation, and taxpayer identification number as set forth in this Questionnaire are true, correct, and complete.

IV.   GENERAL INFORMATION.

      (a)   PROSPECTIVE PURCHASER (THE TRUST).

Name:___________________________________________________________________________

Address:________________________________________________________________________
                                  (Number and Street)

________________________________________________________________________________
            (City)            (State)           (Zip Code)

Address for Correspondence (if different):______________________________________
                                                      (Number and Street)

________________________________________________________________________________
            (City)            (State)           (Zip Code)

Telephone Number:_______________________________________________________________
                              (Area Code)             (Number)

State in which Formed:__________________________________________________________

Date of Formation:______________________________________________________________

Taxpayer Identification Number:_________________________________________________

(b)   TRUSTEE(S) WHO ARE EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE TRUST.

            Name(s) of
            Trustee(s):_________________________________________________________

            If Grantor Trust, Name(s) of Grantor(s):____________________________

V.    ADDITIONAL INFORMATION.

--------------------------------------------------------------------------------
      A TRUST MUST ATTACH A COPY OF THE TRUST AGREEMENT, DECLARATION OF TRUST, OR OTHER GOVERNING INSTRUMENT, AS AMENDED, AS WELL AS ALL OTHER DOCUMENTS THAT AUTHORIZE THE TRUST TO INVEST IN THE OFFERING. ALL DOCUMENTATION MUST BE COMPLETE AND CORRECT.
--------------------------------------------------------------------------------

                             CELERITY SYSTEMS, INC.

                              TRUST SIGNATURE PAGE
                              --------------------

      Your signature on this TRUST Signature Page evidences the agreement by the Trustee(s), on behalf of the TRUST, to be bound by the Questionnaire and the Subscription Agreement.

      1. The undersigned trustees represent that (a) the information contained in this Questionnaire is complete and accurate and (b) the TRUST will notify the Company (contact by collect call at the telephone number contained on page (iii) hereof) immediately if any material change in any of this information occurs before the acceptance of the TRUST's subscription and will promptly send the Company written confirmation of such change.

      2. The undersigned trustees hereby certify that they have read and understand this Subscription Agreement.

      3. The undersigned trustees hereby represent and warrant that the persons signing this Subscription Agreement on behalf of the TRUST are duly authorized to acquire a Note (and enter into the related Royalty Agreement) and sign this Subscription Agreement on behalf of the TRUST and, further, that the undersigned TRUST has all requisite authority to purchase such Note (and enter into the related Royalty Agreement) and enter into this Subscription Agreement.

__________________________________       _______________________________________
Maximum Principal Amount of the          Date
Note Applied For

Please Type or Print the Exact
Legal Title of Trust as follows;         _______________________________________
Trustee's name, as trustee for           Title of Trust
[Name of Grantor] under Agreement
[or Declaration] of Trust dated
[Date of Trust Formation]


Name of                                  Name of
Trustee:___________________________      Trustee:_______________________________
           (Please Type or Print)                 (Please Type or Print)


By:________________________________      By:____________________________________
         (Signature of Trustee)                   (Signature of Trustee)

      THE NOTES (AND ROYALTY AGREEMENTS) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED UNLESS THE NOTES (AND, IF REQUIRED, THE ROYALTY AGREEMENTS) ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL

TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

                            D. CELERITY SYSTEMS, INC.

                          RETIREMENT PLAN QUESTIONNAIRE

                                 -----------------------------------------------
       IMPORTANT:                Investor Name: ________________________________
       Please Complete
                                 Memorandum No. ________________________________
                                  (from the cover of this Subscription Booklet)
                                 -----------------------------------------------

To: Celerity Systems, Inc. (the "Company")

      The information contained in this Questionnaire is being furnished in order to determine whether the undersigned RETIREMENT PLAN's subscription to purchase a Note (and to enter into the related Royalty Agreement) described in the Confidential Private Placement Memorandum may be accepted.

      ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned RETIREMENT PLAN understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Notes and the Royalty Agreements are exempt from registration under the Securities Act of 1933, as amended, and meet the requirements of applicable state securities or "blue sky" laws. Further, the undersigned RETIREMENT PLAN understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities or "blue sky" regulators.

      IN ADDITION TO SIGNING THE SIGNATURE PAGE (PAGE D-5), YOU MUST COMPLETE FORM W-9 FOUND AT SECTION F AT THE END OF THIS SUBSCRIPTION PACKAGE.

I.    PLEASE CHECK ANY OF THE FOLLOWING STATEMENTS, AS APPLICABLE.

      o 1. The undersigned RETIREMENT PLAN certifies that it is a Keogh plan or Individual Retirement Account in which each participant satisfies at least one of the following conditions:

            a. such person's individual net worth* or joint net worth with his or her spouse exceeds $1,000,000; or

----------
      * For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an Investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

            b. such person had an individual income* in excess of $200,000 in each of 1996 and 1997 and reasonably expects an individual income in excess of $200,000 in 1998; or

            c. such person, together with his or her spouse, had a joint income in excess of $300,000 in each of 1996 and 1997 and reasonably expects a joint income in excess of $300,000 in 1998.

      2. The undersigned RETIREMENT PLAN certifies that it is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and:

      o a. The undersigned RETIREMENT PLAN is self-directed, and each such person directing his account and for whom the investment is being made satisfies at least one of the following conditions:

            (1) such person's individual net worth or joint net worth with his or her spouse exceeds $1,000,000; or

            (2) such person had an individual income in excess of $200,000 in each of 1996 and 1997 and reasonably expects an individual income in excess of $200,000 in 1998; or

            (3) such person together with his or her spouse, had a joint income in excess of $300,000 in each of 1996 and 1997 and reasonably expects a joint income in excess of $300,000 in 1998.

            (4)   such person is a director or executive officer of the Company.

      o b. The undersigned RETIREMENT PLAN has total assets in excess of $5,000,000; or

      o c. The investment decisions are made by a plan fiduciary as defined in Section 3(21) of ERISA that is either a bank, insurance company, or registered investment adviser.

--------------------------------------------------------------------------------
IF YOU CHECKED STATEMENT 1 OR STATEMENT 2(a) IN SECTION I ABOVE, EACH RETIREMENT PLAN PARTICIPANT FOR WHOSE ACCOUNT THE INVESTMENT IS BEING MADE MUST PHOTOCOPY AND COMPLETE SECTION II BELOW.
--------------------------------------------------------------------------------

II. IF YOU CHECKED STATEMENT 1 OR STATEMENT 2(a) IN SECTION I ABOVE, EACH RETIREMENT PLAN PARTICIPANT FOR WHOSE ACCOUNT THE INVESTMENT IS BEING MADE MUST CHECK ANY OF THE STATEMENTS 1-4 BELOW THAT APPLIES TO SUCH PARTICIPANT.

      o 1. I have an individual net worth or joint net worth with my spouse in excess of $1,000,000.

      o 2. I have had an individual income in excess of $200,000 in each of 1996 and 1997, and I reasonably expect an individual income in excess of $200,000 for 1998. [NOTE: IF YOU ARE BUYING JOINTLY WITH YOUR SPOUSE, YOU MUST EACH HAVE AN INDIVIDUAL INCOME IN EXCESS OF $200,000 IN EACH OF THESE YEARS IN ORDER TO CHECK THIS BOX.]

      o 3. My spouse and I have had a joint income in excess of $300,000 in each of 1996 and 1997, and I reasonably expect a joint income excess of $300,000 for 1998.

      o     4. I am a director or executive officer of the Company.

       ______________________________        ___________________________________
       Print Name of Participant                      Signature of Participant

III.  OTHER CERTIFICATIONS.

      By signing the Signature Page, the undersigned certifies the following:

      (a). that the RETIREMENT PLAN's purchase of a Note and entering into the related Royalty Agreement will be solely for the RETIREMENT PLAN's own account and not for the account of any other person or entity;

      (b). that the RETIREMENT PLAN's governing documents duly authorize the type of investment contemplated herein, and the undersigned is authorized and empowered to make such investment on behalf of the RETIREMENT PLAN; and

      (c). that the RETIREMENT PLAN's name, address, place of formation, and taxpayer identification number as set forth in this Questionnaire are true, correct, and complete.

IV.   GENERAL INFORMATION.

      (a).  PROSPECTIVE PURCHASER (THE RETIREMENT PLAN).

Name:___________________________________________________________________________

Address:________________________________________________________________________
                                    (Number and Street)

________________________________________________________________________________
    (City)         (State)                      (Zip Code)

Address for Correspondence (if different):

________________________________________________________________________________
                             (Number and Street)

________________________________________________________________________________
    (City)         (State)                      (Zip Code)

Telephone Number:

________________________________________________________________________________
               (Area Code)                            (Number)

State in which Formed:__________________________________________________________

Date of Formation:______________________________________________________________

Taxpayer Identification Number:_________________________________________________

      (b). INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE RETIREMENT PLAN (TRUSTEE FOR AN EMPLOYEE BENEFIT PLAN; CUSTODIAN FOR AN IRA OR KEOGH).

Name:___________________________________________________________________________

Position or Title:______________________________________________________________

V.    ADDITIONAL INFORMATION.

--------------------------------------------------------------------------------
THE RETIREMENT PLAN MAY BE REQUIRED TO ATTACH COPIES OF ALL DOCUMENTS GOVERNING THE PLAN AS WELL AS ALL OTHER DOCUMENTS AUTHORIZING THE RETIREMENT PLAN TO INVEST IN THIS OFFERING. INCLUDE, AS NECESSARY, THE TRUST AGREEMENT AND DOCUMENTS DEFINING PERMITTED INVESTMENTS BY THE RETIREMENT PLAN AND DEMONSTRATING AUTHORITY OF THE SIGNING INDIVIDUAL TO ACT ON BEHALF OF THE PLAN. ALL DOCUMENTATION MUST BE COMPLETE AND CORRECT.
--------------------------------------------------------------------------------

                             Celerity Systems, Inc.

                         RETIREMENT PLAN SIGNATURE PAGE

      Your signature on this RETIREMENT PLAN Signature Page evidences the agreement by the RETIREMENT PLAN to be bound by the Questionnaire and the Subscription Agreement.

      I. The undersigned RETIREMENT PLAN hereby represents that (a) the information contained in this Questionnaire is complete and accurate and (b) the RETIREMENT PLAN will notify the Company (contact by collect call at the telephone number contained on page (iii) hereof) immediately if any material change in any of the information occurs prior to the acceptance of the undersigned RETIREMENT PLAN's subscription and will promptly send the Company written confirmation of such change.

      2. The undersigned RETIREMENT PLAN hereby certifies that it has read and understands this Subscription Agreement.

      3. The undersigned RETIREMENT PLAN hereby represents and warrants that the person signing this Subscription Agreement on behalf of the RETIREMENT PLAN has been duly authorized to acquire a Note (and enter into the related Royalty Agreement) and sign this Subscription Agreement on behalf of the RETIREMENT PLAN and, further, that the undersigned RETIREMENT PLAN has all requisite authority to purchase such Note (and enter into the related Royalty Agreement) and enter into this Subscription Agreement.


_______________________________           ______________________________________
Maximum Principal Amount of the           Date
Note Applied For

                                          ______________________________________
                                                 Name of Retirement Plan
                                                 (Please Type or Print)


                                          By:___________________________________
                                                      (Signature)

                                          Name:_________________________________
                                                    (Please Type or Print)

                                          Title:________________________________
                                                    (Please Type of Print)

      THE NOTES (AND ROYALTY AGREEMENTS) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED UNLESS THE NOTES (AND, IF REQUIRED, THE ROYALTY AGREEMENTS) ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

                            E. CELERITY SYSTEMS, INC.

                            PARTNERSHIP QUESTIONNAIRE

                                 -----------------------------------------------
       IMPORTANT:                Investor Name: ________________________________
       Please Complete
                                 Memorandum No. ________________________________
                                  (from the cover of this Subscription Booklet)
                                 -----------------------------------------------

To: Celerity Systems, Inc. (The "Company")

      The information contained in this Questionnaire is being furnished in order to determine whether the undersigned PARTNERSHIP's subscription to purchase a Note (and to enter in to the related Royalty Agreement) described in the Confidential Private Placement Memorandum may be accepted.

      ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned PARTNERSHIP understands, however, that the Company or the Placement Agent may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Notes and the Royalty Agreements are exempt from registration under the Securities Act of 1933, as amended, and meet the requirements of applicable state securities or "blue sky" laws. Further, the undersigned PARTNERSHIP understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities and "blue sky" regulators.

      IN ADDITION TO SIGNING THE SIGNATURE PAGE (PAGE E-4), THE UNDERSIGNED PARTNERSHIP MUST COMPLETE FORM W-9 FOUND AT SECTION AT THE END OF THIS SUBSCRIPTION PACKAGE.

I.    PLEASE CHECK ANY OF STATEMENTS 1-3 BELOW THAT APPLIES TO THE PARTNERSHIP.

      o 1. The undersigned PARTNERSHIP: (a) has total assets in excess of $5,000,000; and (b) was not formed for the specific purpose of acquiring the Shares.

      o 2. Each of the partners of the undersigned PARTNERSHIP is able to certify that such partner meets at least one of the following three conditions:

            a. the partner is a natural person whose individual net worth* or joint net worth with his or her spouse exceeds $1,000,000; or

            b. the partner is a natural person whose individual income* was in excess of $200,000 in each of 1996 and 1997 and who reasonably expects an individual income in excess of $200,000 in 1998; or

            c.    the partner is a director or executive officer of the Company.

      o 3. Each of the partners of the undersigned PARTNERSHIP is able to certify that such partner is a natural person who, together with his or her spouse, has had a joint

----------

* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

           income in excess of $300,000 in each of 1996 and 1997 and who reasonably expects a joint income in excess of $300,000 in 1998.

--------------------------------------------------------------------------------
IF YOU CHECKED STATEMENT 2 OR STATEMENT 3 IN SECTION I AND DID NOT CHECK STATEMENT I, YOU MUST PROVIDE A LETTER SIGNED BY A GENERAL PARTNER OF THE UNDERSIGNED PARTNERSHIP LISTING THE NAME OF EACH PARTNER (WHETHER A GENERAL OR LIMITED PARTNER) AND THE REASON (UNDER STATEMENT 2 OR STATEMENT 3) SUCH PARTNER QUALIFIES AS AN ACCREDITED INVESTOR (ON THE BASIS OF NET WORTH, INDIVIDUAL INCOME, OR JOINT INCOME), OR EACH PARTNER MUST PHOTOCOPY AND COMPLETE SECTION II BELOW.
--------------------------------------------------------------------------------

II. IF YOU CHECKED STATEMENT 2 OR STATEMENT 3 IN SECTION I ABOVE, EACH PARTNER MUST CHECK ANY OF THE STATEMENTS 1-4 BELOW THAT APPLIES TO SUCH PARTNER AND SIGN WHERE INDICATED.

      o 1. I have an individual net worth or joint net worth with my spouse in excess of $1,000,000.

      o 2. I have had an individual income in excess of $200,000 in each of 1996 and 1997, and I reasonably expect an individual income in excess of $200,000 for 1998. NOTE: IF YOU ARE BUYING JOINTLY WITH YOUR SPOUSE, YOU MUST EACH HAVE AN INDIVIDUAL INCOME IN EXCESS OF $200,000 IN EACH OF THESE YEARS IN ORDER TO CHECK THIS BOX.

      o 3. My spouse and I have had a joint income in excess of $300,000 in each of 1996 and 1997, and I reasonably expect a joint income in excess of $300,000 for 1998.

      o     4. I am a director or executive officer of the Company.

_________________________________            ________________________________
Print Name of Partner(s)                              Signature of Partner(s)

III.  OTHER CERTIFICATIONS.

      By signing the Signature Page, the undersigned certifies the following:

            (a) that the PARTNERSHIP's purchase of a Note and entering into the related Royalty Agreement will be solely for the PARTNERSHIP's own account and not for the account of any other person; and

            (b) that the PARTNERSHIP's name, address of principal place of business, place of formation, and taxpayer identification number as set forth in this Questionnaire are true, correct, and complete.

IV.   GENERAL INFORMATION.

      (a) PROSPECTIVE PURCHASER (THE PARTNERSHIP)

Name:___________________________________________________________________________

Principal Place of Business:____________________________________________________
                                          (Number and Street)
________________________________________________________________________________

        (City)                      (State)           (Zip Code)

Address for Correspondence (if different):______________________________________
                                                      (Number and Street)

________________________________________________________________________________
        (City)                      (State)           (Zip Code)

Telephone Number:_______________________________________________________________
                              (Area Code)             (Number)

State in  which Formed:_________________________________________________________

Date of Formation:______________________________________________________________

Taxpayer Identification Number:_________________________________________________

Number of Partners:_____________________________________________________________

      (b) THE PERSON WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE PARTNERSHIP

Name:___________________________________________________________________________

Position or Title:______________________________________________________________

      (c) IF SECTION II HAS BEEN COMPLETED, NAMES OF INDIVIDUAL PARTNERS WHOSE SIGNATURES MUST APPEAR ON PAGE E-4

Name(s) of Individual Partners:_________________________________________________

                             Celerity Systems, Inc.

                           Partnership Signature Page

      Your signature on this Partnership Signature Page evidences the agreement by the PARTNERSHIP to be bound by the Questionnaire and the Subscription Agreement.

      1. The undersigned PARTNERSHIP hereby represents that (a) the information contained in this Questionnaire is complete and accurate and (b) the PARTNERSHIP will notify the Company (contact by collect call at the telephone number contained on page (iii) hereof) immediately if any material change in any of this information occurs before the acceptance of the undersigned PARTNERSHIP's subscription and will promptly send the Company written confirmation of such change.

      2. The undersigned PARTNERSHIP hereby certifies that it has read and understands this Subscription Agreement.

      3. The undersigned PARTNERSHIP hereby represents and warrants that the person signing this Subscription Agreement on behalf of the PARTNERSHIP is a general partner of the PARTNERSHIP, has been duly authorized by the PARTNERSHIP to acquire a Note (and enter into the related Royalty Agreement) and sign this Subscription Agreement on behalf of the PARTNERSHIP and, further, that the undersigned PARTNERSHIP has all requisite authority to purchase a Note (and enter into the related Royalty Agreement) and enter into this Subscription Agreement.

_______________________________           ______________________________________
Maximum Principal Amount of the           Date
Note Applied For

                                          ______________________________________
                                                   Name of Partnership
                                                 (Please Type or Print)


                                          By:___________________________________
                                                    (Signature)

                                          Name:_________________________________
                                                    (Please Type or Print)

                                          Title:________________________________

--------------------------------------------------------------------------------
THE RETIREMENT PLAN MAY BE REQUIRED TO ATTACH COPIES OF ALL DOCUMENTS GOVERNING THE PLAN AS WELL AS ALL OTHER DOCUMENTS AUTHORIZING THE RETIREMENT PLAN TO INVEST IN THIS OFFERING. INCLUDE, AS NECESSARY, THE TRUST AGREEMENT AND DOCUMENTS DEFINING PERMITTED INVESTMENTS BY THE RETIREMENT PLAN AND DEMONSTRATING AUTHORITY OF THE SIGNING INDIVIDUAL TO ACT ON BEHALF OF THE PLAN. ALL DOCUMENTATION MUST BE COMPLETE AND CORRECT.
--------------------------------------------------------------------------------

                             W-9 TO BE INSERTED HERE
                                   F-1 AND F-2

                            W-9 TO BE INSERTED HERE

                             CELERITY SYSTEMS, INC.

                             COMPANY SIGNATURE PAGE

      The Company's signature on this page evidences its agreement to be bound by the Subscription Agreement.

Date: ___________, 1998

                                    CELERITY SYSTEMS, INC.

                                    By:_________________________________________
                                         Name:
                                         Title:


                                       G-1